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                                                                      Exhibit 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Trak Auto Corporation's previously filed registration statements on Form S-8 (File Number 33-34665 and File Number 33-53389).





ARTHUR ANDERSEN LLP


Washington D.C.
April 30, 1997.





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